Exhibit 99.1
PRESS RELEASE                 FOR IMMEDIATE RELEASE
JULY 17, 2007

                CHINA DIRECT TRADING CORPORATION CHANGES NAME TO
            "CHDT CORPORATION" (SYMBOL: CHDO.OB) - CUSIP# 12541A 108

                    NEW CORPORATE WEB SITE: WWW.CHDTCORP.COM

COOPER CITY, FL--Effective today, the name and corporate identity of China Direct Trading Corporation (OTC BB:CHDT), a consumer products manufacturer focused on placement of consumer products into the U.S. mass retail, changed its name to "CHDT Corporation" (OTCBB Symbol: CHDO.OB). Further, a new corporate web site is up at www.CHDTCorp.com.

"Our company has evolved from a pure China trading company into a company selling consumer products from a broader source of manufacturers to the mass retail market in North America. We will continue to look to acquire consumer product companies with a similar business model as Capstone Industries, our latest acquisition. The decision was made to consolidate our identity behind the CHDT/Capstone brand," said Howard Ullman, Chairman of CHDT Corp. "We have built a stronger organization with solid retail experience and expanded the breadth and depth of our management team. The name change has been done to not limit the perceived horizons of CHDT."

Shareholders will shortly receive a transmittal form in the mail to exchange China Direct Common Stock certificates for CHDT Corp. Common Stock certificates. Preferred Stock shareholders should contact Paul Richter at 804 644 2182 or prosage@comcast.net.

About CHDT Corp. CHDT (http://www.CHDTCorp.com) is a holding company engaged through its operating subsidiaries in the following business lines: Capstone Industries, Inc. (www.capstoneindustries.com) innovative designer, manufacturer, importer, distributor and holder of several patents in the consumer book light and multi task lighting categories and is also engaged in product development, manufacturing, distribution, logistics and product placement to importers, theme parks, and mass retail of souvenirs, gifts, and consumer products. Overseas Building Supply (OBS) is engaged in distribution of building materials including but not limited to roof tiles, interior doors, and insulation materials.

FORWARD-LOOKING STATEMENTS: This press release, including the financial information that follows, contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on the Company's and its subsidiaries' current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, new product distribution efforts, anticipated success or basis for optimism about the potential of new business expansion efforts, product potential or financial performance. The fact that CHDT seeks or consummates investments in or acquisitions of other companies or undertakes business development efforts does not mean that such transactions or efforts will favorably affect CHDT's business or financial conditions -- in general or as forecasted. In fact, investments and acquisitions as well as business development efforts could have an adverse impact on CHDT. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. CHDT undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this press release and risks associated with any investment in CHDT, which is a small business concern and a "penny stock company" and, as such, a highly risky investment suitable for only those who can afford to lose such investment, should be evaluated together with the many uncertainties that affect CHDT's business, particularly those mentioned in the cautionary statements in current and future CHDT's SEC Filings, which statements CHDT incorporates by reference herein.

Contact:
     Contact:
     China Direct
     Rich Schineller
     Tel:  +1-646-257-3902
     rich@chdt.us